Chevy Chase Master Credit Card Trust
Series 1994-1
1995 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust Series 1994-1 Supplement to the Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1996:



A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $   367.51

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount .............. $    55.01

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ............. $    312.50


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    60.04

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount .............. $    60.04

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ............. $      0.00

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Chevy Chase Master Credit Card Trust
Series 1994-2
1995 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust Series 1994-2 Supplement to the Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1996:



A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $   182.70

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount .............. $    57.70

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ............. $    125.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    60.04

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount .............. $    60.04

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ............. $      0.00

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Chevy Chase Master Credit Card Trust
Series 1994-3
1996 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust Series 1994-3 Supplement to the Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1996:



A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    57.79

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount .............. $    57.79

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ............. $      0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    59.78

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount .............. $    59.78

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ............. $      0.00

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Chevy Chase Master Credit Card Trust
Series 1994-4
1996 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust Series 1994-4 Supplement to the Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1996:



A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    57.79

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount .............. $    57.79

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ............. $      0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    60.04

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount .............. $    60.04

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ............. $      0.00

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Chevy Chase Master Credit Card Trust
Series 1994-5
1996 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust Series 1994-5 Supplement to the Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1996:



A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    58.10

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount .............. $    58.10

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ............. $      0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    60.24

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount .............. $    60.24

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ............. $      0.00

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Chevy Chase Master Credit Card Trust
Series 1995-1
1996 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master Credit Card Trust Series 1995-1 Supplement to the Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1996:



A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    57.52

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount .............. $    57.52

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ............. $      0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1996 per $1,000
        original certificate principal amount ..... $    65.11

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount .............. $    65.11

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ............. $      0.00

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